______________________________________________________________________________

COMMON STOCK PURCHASE AGREEMENT

by and among

ONCOLIX, INC.

(Purchaser)

and

BRIAN K. KISTLER

(Seller)

and

ADVANCED ENVIRONMENTAL PETROLEUM PRODUCTS, INC.

(Company)

As of March 6, 2017

______________________________________________________________________________

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT, (together with all exhibits, schedules, supplements, amendments and modifications, collectively, this “Agreement”) is made as of this ___ day of March, 2017, by and among BRIAN K. KISTLER, whose principal address is 531 Airport North Office Park, Fort Wayne, IN 46825 (the “Seller”), ADVANCED ENVIRONMENTAL PETROLEUM PRODUCTS, INC. F/K/A Electric Vehicle Research Corp., a Florida corporation with its principal executive offices located at 8309 Mount Logan Court, Las Vegas, NV 89131 (“AEPP” or the “Company”), and ONCOLIX, INC., a Delaware corporation (the “Purchaser”). The Seller, AEPP and the Purchaser may be referred to herein each as a “Party” and collectively, as the “Parties.”

WITNESSETH:

WHEREAS, the Seller, beneficially and of record, owns 61,465,130 shares (the “Shares”) of restricted common stock, $0.0001 par value per share of AEPP (the “Common Stock”), representing approximately sixty-six (66%) percent of the issued and outstanding Common Stock;

WHEREAS, pursuant to the terms and conditions of this Agreement, Seller desires to sell to the Purchaser and the Purchaser desires to purchase from the Seller all of the 61,465,130 Shares (the “Acquisition”), for an aggregate purchase price of $315,000 (the “Purchase Price”);

WHEREAS, the $315,000 Purchase Price shall be paid as follows (i) upon execution of this Agreement, $15,000 shall be wired to ___, the Company’s independent auditor who will prepare all financial statements required to be included in the 2016 10-K (as defined below), (ii) $25,000 shall at Closing (as defined below) be wired from ___ (the “Company Counsel”) to the Seller upon written instructions from the Purchaser (which $25,000 was provided to Company Counsel by the Purchaser pursuant to a Letter of Intent dated February 13, 2017 between the Purchaser and the Company (as amended, including, but not limited to, the amendment thereto dated March __, 2017, collectively, the “LOI”), (iii) $250,000 shall be wired to the Seller at the Closing, and (iv) the remaining $25,000 shall be wired to the Seller within two (2) Business Days (as defined below) following the last to occur of the effective date of (i) the filing of the Company’s Annual Report on Form 10-K for the year ending December 31, 2016 including all required audited financial statements required to be filed therewith (collectively, the “2016 10-K”), (ii) Reverse Split (as defined below), and (iii) the Schedule 14f-1 Information Statement (as defined below); and

WHEREAS, at Closing, the Seller and the Company shall deliver to the Purchaser and/or its designee, against the $290,000 portion of the Purchase Price the  restricted stock certificate(s) representing the Shares (the “Stock Certificates”), all irrevocable stock transfer powers with medallion guaranties and/or related and similar items transferring ownership of the Shares from the Seller to the Purchaser in the form and to the satisfaction of the Purchaser and the Transfer Agent (collectively, the “Stock Powers”), and all other documents, agreements, corporate records and other items set forth herein and as requested by the Purchaser (together with the Stock Certificates and the Stock Powers, collectively, the “Seller/AEPP Documents”) of AEPP and/or the Seller.

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

ARTICLE I
SALE OF SECURITIES; APPOINTMENTS; CLOSING

1.01

Purchase and Sale.   Subject to and upon the terms and conditions of this Agreement, at the Closing (as defined below) on the Closing Date (as defined below), the Seller shall sell, assign, transfer, convey, and deliver to Purchaser, and Purchaser shall purchase from the Seller, the 61,465,130 Shares.

1.02

Purchase Price.  Subject to and upon the terms and conditions of this Agreement, at the Closing on the Closing Date, the Purchaser shall pay to the Seller, in full payment for the Shares, the $315,000 Purchase Price, payable as provided in Section 1.05.

1.03

Officer & Director Appointments. On or before the Closing Date, the Company shall cause the appointment of the individuals set for on Schedule 1.03 to be the directors and officers of the Company and the concurrent resignation of the directors and officers of the Company as set forth on Schedule 1.03.

1.04

Pre-Closing Payments; Payment of Purchase Price; Delivery of Stock Certificates.

(a)

Upon execution of this Agreement, the Purchaser shall wire $15,000 to ___, the Company’s independent auditor who shall prepare all financial statements and provide the required opinions and consents for inclusion thereof in the 2016 10-K, which $15,000 shall on a dollar for dollar basis be deducted from the portion of the Purchase Price owed at Closing;

(b)

Prior to the date hereof, pursuant to the LOI, the Purchaser wired to the Company Counsel $25,000, which at Closing shall be wired to the Seller pursuant to written instructions from the Purchaser and such $25,000 shall be deducted on a dollar for dollar basis from the portion of the Purchase Price due at Closing;

(c)

At Closing, the Purchaser shall wire to the Seller the remaining $250,000 portion of the $315,000 Purchase Price due at Closing;

(d)

At Closing, the Purchaser shall wire $25,000 (the “Escrow Funds”), to Gusrae Kaplan Nusbaum PLLC counsel for the Purchaser (“GKN”), who shall hold such Escrow Funds in its attorney escrow account and release such funds pursuant to an Escrow Agreement dated as of March __, 2017 by and among the Seller, the Purchaser and the Company (the “Escrow Agreement”);

(e)

At Closing, Seller and AEPP shall deliver to the Purchaser the Seller/AEPP Documents including, originally issued Stock Certificates and the Stock Powers, with any necessary stock transfer tax stamps affixed thereto.

1.05

Closing.

(a)

Subject to Section 1.05(c), the closing of the sale and purchase of the Shares to Purchaser (the “Closing”), will take place at a mutually acceptable time and location as agreed to by the Parties (the “Closing Date”), conditioned upon, among other items set forth herein:

(i)

receipt by the Seller of the $290,000 portion of the Purchase Price due at Closing (of which $15,000 was paid upon execution of this Agreement directly to the Company’s independent auditor pursuant to Section 1.04(a);

(ii)

receipt by GKN of the $25,000 Escrow Funds representing the final portion of the Purchase Price which shall be held by GKN in its attorney escrow account pursuant to the Escrow Agreement;

(iii)

receipt by the Purchaser of the Seller/AEPP Documents; and

(iv)

the Closing conditions set forth in Section 5.01 and 5.02 have been satisfied.

(b)

The 14f-1 Information Statement.

(c)

If the Closing has not occurred by March __, 2017, unless extended by mutual written agreement of the Parties (A) Seller and the Company may then take all action necessary to immediately return the $25,000 held by Company Counsel to the Purchaser by wire transfer (without interest or deduction other than standard bank wiring fees), and (B) Purchaser shall take all action necessary to immediately return (I) the Stock Certificates and the Stock Powers to the Seller; and (II) the other Seller/AEPP Documents to AEPP and the Seller, as the case may be.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE SELLER AND AEPP

Seller and AEPP represent and warrant to the Purchaser, jointly and severally, as of the date hereof and at the Closing the following:

2.01

Organization;

AEPP is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has the requisite corporate power and authority to own its properties and assets and carry on its business as now being conducted.  AEPP is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary.  All actions taken by the incorporators, directors and/or shareholders of AEPP have since its inception been duly and validly taken and are enforceable all in accordance with the laws of the state of Florida.

2.02

OTC-Pink Open Market Trading; DTC Eligible Securities; Etc. The Common Stock and the Company meet the requirements of and the shares of Common Stock trade on the OTC-Pink Open Market. The trading symbol for the Common Stock on the OTC-Pink Open Market is “AEPP.” The shares of Common Stock are Depository Trust Company (“DTC”) eligible securities. Neither the Seller nor the Company have any reason to believe that the shares of Common Stock will not continue to be DTC eligible securities and to continue to trade on the OTC-Pink Open Market without any temporary or permanent trading halt and/or any chill or freeze including, but not limited to, receiving any correspondence and/or other notice from DTC, the OTC Markets or any other governmental or regulatory agency regarding the Company, the shares of Common Stock and/or any required delinquent filing fees or filing by the Company and/or any possible halt, chill or freeze of the Common Stock or otherwise.

2.03

Authorization; Enforcement; Validity.

(a)

AEPP has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Escrow Agreement, the Schedule 14f-1 Information Statement, the 8-K, the SH List, the Release/Termination Agreements (as defined below) and each of the other agreements to be entered into by the Parties hereto in connection with the transactions contemplated by this Agreement (together with the Stock Certificates, the Stock Powers, the Seller/AEPP Documents including those set forth in [Section 5.01(f)] of this Agreement, all other documents, certificates, instruments and/or agreements contemplated by such above documents and all schedules, exhibits, annexes, supplements and modifications to such above documents, instruments, certificates and/or agreements, collectively, the “Transaction Documents”).  The execution and delivery of the applicable Transaction Documents by AEPP and the consummation by AEPP of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors of, and to the extent required by any law, rule and/or regulation by the shareholders of AEPP and no further consent or authorization is required by AEPP, its Board of Directors and/or shareholders.  This Agreement and the other Transaction Documents have been duly executed and delivered by AEPP, and constitute the legal, valid and binding obligations of AEPP, enforceable against AEPP in accordance with their terms.

(b)

Seller has all requisite power, authority and legal capacity to execute and deliver this Agreement, the Certificates, the Stock Powers, the Escrow Agreement and all other Transaction Documents to which Seller is a party and to perform the transactions contemplated hereby and thereby.  This Agreement and the other applicable Transaction Documents have been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against Seller in accordance with their terms.

2.04

Capital.   The authorized capital stock of AEPP consists of ___ million (__,000,000) shares of which [90,000] [NEED EXACT] shares of Common Stock are issued and outstanding. Of such [90,000] issued and outstanding shares of Common Stock, the 61,465,130 Shares are owned beneficially (as defined in Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the Seller and all such 61,465,130 Shares are “restricted” securities (as defined under the Securities Act of 1933, as amended, the “Securities Act”). Other than the 61,465,130 Shares of Common Stock issued and outstanding, the Company has no other securities (as defined in the Securities Act) authorized, issued and has no right, agreement or commitment to issue any securities. All outstanding shares of Common Stock (including the Shares) are free of all Liens (as defined below), encumbrances, options, restrictions and legal or equitable rights of any Persons including, but not limited to, rights of first refusal, pre-emptive and/or similar rights. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating AEPP to issue or to transfer any shares of its capital stock and/or other securities, other than the Shares Seller is selling to Purchaser hereto; and neither the Company nor the Seller has any obligation to any Person (as defined below), other than the Purchaser, with regard to any shares of Common Stock including the Shares. Other than the Seller, no Person has any right or interest in or to any of the Shares or the proceeds therefrom. None of the outstanding shares Common Stock are subject to any stock restriction agreements and/or rights of first refusal, pre-emptive or similar rights.  All of the issued and outstanding capital stock of AEPP including the Shares have been issued in compliance with Florida and all other applicable laws, rules and/or regulations including, but not limited to, those of the SEC, the OTC markets and all state securities laws.  As set forth on the SH List (as defined below), AEPP has [__] shareholders of record, one of which is Cede & Co. who owns __ shares of Common Stock. All of such shareholders have a sole, lawful and valid title to their respective shares of Common Stock free from all Encumbrances and acquired their shares either pursuant to the Registration Statement or an exemption from registration under the Securities Act and in compliance with all applicable laws, rules and regulations including, but not limited to, those of the SEC, the OTC markets and all state securities laws.  All issued and outstanding shares of Common Stock are and were duly issued, fully paid and non-assessable. Attached hereto as Exhibit A, is a list of shareholders (the “SH List”) of AEPP which is certified by ___, the Company’s transfer agent (the “Transfer Agent”).  The SH List is true and correct in all material respects and does not omit any statement of material fact or other information necessary to make the information in the SH List true and correct and not misleading. The Company also has authorized __ shares of blank check preferred stock, par value $___ per share (the “Preferred”) of which no Preferred are issued and/or outstanding and/or have been designated as any class, series and/or terms ascribed to it. All sales of shares of Common Stock sold by the Company and registered for resale in the Registration Statement (as defined below) were purchased by the selling shareholders named in the Registration Statement for cash or were issued for services performed, pursuant to an exemption from the registration requirements of the Securities Act and each such selling shareholder was issued a restricted stock certificate. The Company has not violated footnote 32 of the Securities Offering Reform Act of 2005.

2.05

Subsidiaries. The Company does not own or control, directly or indirectly, any interest in any corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. AEPP is not a participant in any joint venture, partnership or similar arrangement.

2.06

SEC Documents; Financial Statements.  AEPP is a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act, and its class of Common Stock is registered under Section 12(g) of the Exchange Act. AEPP is current in its reporting requirements with the SEC and has filed timely (including within any additional time periods provided by Rule 12b-25 under the Exchange Act) all reports including all Current Reports on Form 8-K, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of Section 12(g) of the Exchange Act (all of the foregoing filed prior to the Closing Date, all exhibits included therein and financial statements including the Financial Statements, as defined below), notes and schedules thereto and documents incorporated by reference therein, all amendments thereto and all schedules and exhibits thereto and to any such amendments being hereinafter collectively, referred to as the “SEC Documents”).  All of the SEC Documents required to be filed by AEPP have been filed timely by AEPP with the SEC and all such SEC Documents, the Registration Statement (as defined below), the 8-A Registration Statement (as defined below) and all Amended Registration Statements (as defined below), are available on the SEC’s EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. The Company’s registration statement on (i) Form S-1 filed with the SEC on or about November 19, 201_ and (the prospectus included therein and forming part thereof collectively, the “Initial Registration Statement”) and each amended registration statement (and prospectus included therein and forming a part thereof) as filed with the SEC on or about January 17, 2014, July 21, 2014, September 18, 2014 and October 23, 2014 (each an “Amended Registration Statement” and together with the “Initial Registration Statement” collectively, the “Registration Statement”), which Registration Statement was declared effective by the SEC on or about November 13, 2014, as set forth in a Notice of Effectiveness issued by the SEC, and (ii) the Company’s Registration Statement on Form 8-A and all amendments thereto which was filed with the SEC and became effective on December 9, 2015 (the “8-A Registration Statement”), were properly filed with the SEC pursuant to all applicable laws and SEC rules, regulations, releases and interpretations and are available on the SEC’s EDGAR system and each as of their respective filing dates with the SEC complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder. No post-effective amendment to the Registration Statement or the Form 8-A Registration Statement has been filed with the SEC. As of their respective filing dates, none of the SEC Documents, the Registration Statement and/or the 8-A Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective filing dates, the financial statements of AEPP included in the SEC Documents, the Registration Statement and the 8-A Registration Statement including those incorporated by reference therein (collectively, the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  The Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of AEPP as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

2.07

Indebtedness; Liens.   Other than (i) the $__ of Indebtedness (as defined below) set forth on the Company’s balance sheet dated as of September 30, 2016 included in the unaudited financial statements of the Company included in the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2016 (the “9/30/16 10-Q”), and (ii) any other Indebtedness of the Company set forth on Schedule 2.07 hereto, the Company has no Indebtedness, liabilities, obligations of any kind or (nature, whether absolute, conditional, contingent, accrued or otherwise) as of the Closing Date.  Effective immediately following the Closing, the Company shall have no Indebtedness and/or any other Liabilities. For purposes hereof, the term “Indebtedness” means without duplication (a) all indebtedness for borrowed money, (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (c) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (f) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (h) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above. “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.  For purposes hereof, the term “Person” shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise including, without limitation, any instrumentality, division, agency, body or department thereof). As of the Closing Date, the Company has no Liens and/or any other restrictions on any of its assets. For purposes of this Agreement, the term “Liens” means (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease or license in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

2.08

Litigation; Assets, Etc.  Neither Seller nor AEPP is a party to any direct and/or indirect litigation, suit, action, proceeding, arbitration and/or other proceedings whether by any governmental agency, body, administrative body or agency including any self regulatory agency or otherwise and neither Seller nor AEPP is aware of any pending, threatened or asserted claims, lawsuits or contingencies involving the AEPP, the Seller and/or any of the Shares.  There is no dispute of any kind between AEPP and any third party.  Other than as set forth in the 9/30/16 10-Q, AEPP has no assets. Neither Seller, AEPP and/or any of their Affiliates is a party to any suit, action, arbitration, or legal administrative or other proceeding, or pending governmental investigation. To the best knowledge of the Seller, there is no basis for any action, proceeding and/or investigation and no such action or proceeding and/or investigation is threatened against

AEPP and/or the Seller.  Neither the Seller nor AEPP is a party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

2.09

Tax Returns.  AEPP and the Seller have filed all Federal, State and local tax returns required to be filed as of the date of this Agreement.  There are no taxes of any kind due or owing to any local, State or Federal taxing authority.

2.10

No Conflicts.  The execution and delivery of this Agreement and the other Transaction Documents by the Seller and AEPP and the performance by the Seller and AEPP of their respective obligations hereunder and thereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any Indebtedness, license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which AEPP the officers, directors and/or Seller is a party, or by which any other such Persons or their assets may be bound, nor will any consents or authorizations of any party be required, (b) an event that would cause AEPP (and/or assigns) or the Seller to be liable to any party, or (c) an event that would result in the creation or imposition of any Lien, charge, or encumbrance on any asset of AEPP or its shares of Common Stock including  the 5,450,000 Shares.

2.11

Contracts, Leases and Assets.  AEPP is not a party to any contract, agreement or lease.  No Person holds a power of attorney (and/or similar document) from AEPP or Seller.  AEPP has no direct and/or indirect assets or liabilities or any obligations which would give rise to a liability in the future.

2.12

Compliance with Laws.  Seller and AEPP each have complied in all material respects, with, and is not in violation of any, domestic and/or international, federal, state, or local statute, law, and/or regulation.  Seller and AEPP have complied with all federal and state securities laws in connection with the offers, sales, issuances and distributions of AEPP securities.

2.13

Regulations, Etc.; No Person has direct and/or indirect rescission, pre-emptive, rights of first refusal and/or similar rights with respect to any securities of AEPP including the  Shares. The Shares being sold herein to the Purchaser by the Seller are being sold in a private transaction between the Seller and the Purchaser exempt from the registration requirements of the Securities Act. Other than the Registration Statement and the Form 8-A Registration Statement, AEPP has not filed any registration statement and/or post-effective amendment to the Registration Statement or the Form 8-A Registration Statement under the Securities Act.  AEPP has ___ shares of Common Stock that are not restricted securities (as defined in the Securities Act), all of which were registered for resale pursuant to the Registration Statement and may be sold without limitation under the Securities Act. AEPP’s CIK Number is ___ and its SIC Code is ___ (_____).

2.14

Closing Documents.   All Seller/AEPP Documents including all minutes, the corporate kit, consents or other documents to be delivered at the Closing shall be valid and in accordance with the laws of Florida.

2.15

Title.   Seller is the lawful record and beneficial owner of the ___ Shares, which are evidenced by the Certificates numbers ___, ___ and ___.  The Seller has sole, valid, marketable and clean title to all of the Shares.  The Shares are free and clear of and from all Liens and other restrictions, except for restrictions on transfer imposed by federal and state securities laws.  None of the Shares are or will be subject to any voting trust or agreement nor subject to any rights of first refusal, pre-emptive or similar rights.  No Person holds or has the right to receive any proxy or similar instrument with respect to any of the Shares.  Seller is not a party to any agreement which offers or grants to any Person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the Shares by Purchaser, impair, restrict or delay voting rights with respect to the Shares. No Person has any right to any of the Purchase Price paid for the Shares except for the Seller. All of the Shares were duly and validly issued and fully paid for by the Seller pursuant to an exemption from the registration requirements of the Securities Act.

2.16

Sophistication.  Seller is the ___ and [sole] [YES?] officer and director of AEPP, is a sophisticated investor familiar with transactions similar to those contemplated by this Agreement and has had access to all information regarding AEPP and its present and prospective business, assets, liabilities and financial condition that AEPP considers important in making his decision to sell the Shares pursuant hereto. Seller has independently (and based on such information and the advice of such advisors as Seller has deemed appropriate if any), made its own analysis and decision to sell the Shares and enter into this Agreement.

2.17

No Rights.  Seller acknowledges and understands that as of the date of this Agreement and following the sale of the Shares to Purchaser, Seller will have no rights to, directly or indirectly beneficially own, have the right to acquire, authorize the sale of, vote, receive dividends, or have any claims or any rights, including voting rights, relating to such Shares.

2.18

Future Appreciation.  Seller acknowledges and understands that as a result of the sale of the Shares, Seller will be foregoing any opportunity Seller may have to realize appreciation in the value of the Shares.

2.19

Transfer of the Shares.  Seller has delivered to the Escrow Agent all Stock Certificates representing the Shares.

2.20

Financial Statements. The Financial Statements of the Company included in the SEC Reports (including in each case the related notes thereto) (i) are in accordance with the books and records of the Company, (ii) are correct and complete in all material respects, (iii) present fairly the financial position and results of operations of the Company as of the respective dates indicated (subject, in the case of unaudited statements, to normal, recurring adjustments, none of which were material) and (iv) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (“GAAP”).

2.21

Articles of Incorporation and By-Laws. Annexed hereto as Exhibit B is a true and complete copy of the Certificate of Incorporation and By-Laws of the Company as in effect on the date hereof, certified by the Secretary of the Company in the case of the By-Laws and by the Secretary of State of the State of Florida in the case of the Certificate of Incorporation. Since their original adoption, other than any amendments included in Exhibit B neither the Company’s Certificate of Incorporation or By-Laws have been amended.

2.22

Officers and Directors. Attached hereto as Schedule 2.22 is a list of the names and titles of all officers and directors of the Company.

2.23

Taxes, Etc.

(a)

The Company has properly filed all federal, state and local tax returns which are required to be filed by it, including its Federal income tax returns and Florida Franchise Tax returns for each year it has been in existence and for the fiscal year ended December 31, 2016, and all taxes shown to be due thereon (together with any applicable penalties and interest) have been paid. Since December 31, 2016 the Company has not incurred any Indebtedness and/or liability for taxes. The Company has paid or provided adequate reserves for all taxes which have become due for all periods prior to the date of this Agreement or pursuant to any assessments received by it or which the Company is obligated to withhold from amounts owing to any employee, creditor or other third party as at or with respect to any period prior to the date of this Agreement. The Federal Income tax returns of the Company have never been audited by the Internal Revenue Service. The Company has not waived any statute of limitations in respect of taxes, nor agreed to any extension of time with respect to a tax assessment or deficiency.

2.24

Absence of Certain Events. Since December 31, 2015, the Company has conducted its business solely in the historic, usual and ordinary course. Without limiting the generality of the foregoing, the Company has not:

(a)

waived any right or rights of substantial value or paid, directly or indirectly, any Indebtedness before such Indebtedness became due in accordance with its terms;

(b)

other than in the ordinary and usual course of business, created any Indebtedness (whether absolute or contingent and whether or not currently due and payable), or entered into or assumed any contract, agreement, arrangement, lease (as lessor or lessee), license or other commitment; or

(c)

purchased, sold or transferred any assets of the Company; granted any security interest or other Lien or encumbrance affecting any of its assets or properties; or amended any agreement or contract to which the Company is a party or by which its assets and properties are bound.

2.25

Adverse Developments. Since December 31, 2015 there has been no material adverse change in the business, operations or condition (financial or otherwise) of the Company; nor has there been since such date, any damage, destruction or loss, whether covered by insurance or not, materially or adversely affecting the business, properties or operations of the Company.

2.26

Bank Accounts and Credit Cards. Except as set forth on Schedule 2.26, as of the Closing Date, the Company does not have any bank account, safe deposit box or credit or charge cards.

2.27

Environmental. As used in this Agreement, the term “Hazardous Materials” shall mean any waste material which is regulated by any state or local governmental authority in the states in which the Company conducts business, or the United States Government, including, but not limited to, any material or substance which is (i) defined as “hazardous waste,” “hazardous material,” “hazardous substance,” “extremely hazardous waste” or “restricted hazardous waste” under any provision of Nevada law, (ii) petroleum, (iii) asbestos, (iv) designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, 33 U.S.C. 1251 et seq. (33 U.S.C. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. 1317), (v) defined as a “hazardous waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6901), or (vi) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601). The current operations of the Company and its current and, to the best of its knowledge, its past use comply and then complied in all material respects with all applicable laws and governmental regulations including all applicable federal, state and local laws, ordinances, and regulations pertained to air and water quality. Hazardous Materials, waste, disposal or other environmental matters, including the Clean Water Act, the Clean Air Act, the Federal Water Pollution Control Act, the Solid Waste Disposal Act, the Resource Conservation Recovery Act, and the statutes, rules and regulations and ordinances or the state, city and country in which The Company’s property is located.

2.28

Agreements and Obligations; Performance. Other than pursuant to this Agreement or expressly disclosed in this Agreement, the Company is not directly and/or indirectly a party to, or bound by any: (i) contract, arrangements, commitment or understanding which involves aggregate payments or receipts, (ii) contractual obligation or contractual liability or Indebtedness of any kind to any Person; (iii) contract, arrangement, commitment or understanding with or to any Person; (iv) contract for the purchase or sale of any materials, products or supplies; (v) contract of employment with any officer or employee; (vi) deferred compensation, bonus or incentive plan or agreement: (vii) management or consulting agreement; (viii) lease for real or Personal property (including borrowings thereon), license or royalty agreement; (ix) union or other collective bargaining agreement; (x) agreement, commitment or understanding for any Indebtedness; (xi) contract containing covenants limiting the freedom of the Company to engage or compete in any line of business or with any Person in any geographic area or otherwise; (xii) contract or option relating to the acquisition or sale of any business and/or asset; (xiii) voting trust agreement or similar stockholders’ agreement; and/or (xiv) other contract, agreement, commitment or understanding whether directly or indirectly, material or non-material.

2.29

Permits and Licenses. The Company is not a party to nor are any of its assets subject to any permits, licenses, orders and/or franchises.

2.30

Employee Benefit Plans. The Company does not maintain and is not required to make contributions to any “pension” and “welfare” benefit plans (within the respective meanings of Sections 4(2) and 4(1) of the Employee Retirement Income Security Act of 1974, as amended).

2.31

Insurance. The Company has no insurance policies.

2.32

Representations.  All representations, warranties and covenants of AEPP and the Seller shall survive the Closing for a period of three (3) years from the Closing Date.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.01

Acquisition for Investment.

The Purchaser is acquiring the Shares solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution.  The Purchaser does not have a present intention to sell the Shares, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Shares to or through any Person or entity. The Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares and that it has been given full access to the records of AEPP and the officers of AEPP and received such information as it has requested.

3.02

Accredited Investor.  Purchaser is an accredited investor, as defined in Rule 506 of Regulation D of the Securities Act.

3.03

Restricted Securities.

The Purchaser understands that the Shares are restricted securities and may not be offered or sold, unless registered under the Securities Act or an exemption from registration is available.

3.04

Legends.

The Purchaser understands that the Stock Certificates representing the Shares will bear the following legend or one that is substantially similar to the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

3.05

Consent. Purchaser consents to AEPP making a notation on its records or giving instructions to any transfer agent of Shares in order to implement the restrictions on transfer of the Shares.

ARTICLE IV

PRE-CLOSING COVENANTS AND AGREEMENTS OF THE PARTIES

The Seller, the Company and the Purchaser (as to covenants and agreements they expressly are providing below in this Section 4) hereby covenant and agree that, from the date hereof and until the Closing:

4.01

Access. The Company and the Seller shall afford to the officers, attorneys, accountants and other authorized representatives of the Purchaser free and full access, during regular business hours and upon reasonable notice, to the Company’s books, records, personnel and properties (including, without limitation, the work papers prepared by its auditors) so that the Purchaser may have full opportunity to make such review, examination and investigation as it may desire of the Company’s (and its subsidiaries) business and affairs. The Company will cause its employees, accountants and attorneys to cooperate fully with said review, examination and investigation and to make full disclosure to the Purchaser of all material facts affecting the Company’s (and its subsidiaries) financial conditions and business operations.

4.02

Conduct of Business. The Company and the Seller shall each conduct its business only in the ordinary and usual course and make no material change thereto.

4.03

Indebtedness. The Company shall not incur any Indebtedness, obligation or liability, absolute and/or continents.

4.04

No Breach. Each of the parties hereto will (i) use its best efforts to assure that all of its respective representations and warrants contained herein are true in all material respects at and as of the date hereof, and as of the Closing no breach shall occur with respect to any of the parties’ covenants, representations or warranties contained herein that has not been cured by the Closing; (ii) not voluntarily take any action or do anything which will cause a material breach of or default respecting such covenants, representations or warranties; and (iii) promptly notify the other of any event or fact which represents a breach or default.

4.05

Filings, Etc. The Company shall file with the SEC, the OTC-Pink Open Market, DTC and FINRA (if required) all required forms and disclosure items in a timely manner (which forms and disclosure items must be approved by legal counsel to the Company and the Purchaser prior to filing and/or disclosure) required and/or relating to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby; and the Company shall take any and all actions to ensure that the shares of Common Stock continue to be eligible for and trade on the OTC-Pink Sheet Open Market and continue to be DTC eligible securities.

4.06

Public Announcements. No party hereunder shall, without the express prior written consent of the Company and the Purchaser make any announcement or otherwise disclose any information regarding this Agreement and/or the transactions contemplated hereby other than as required by law or otherwise deemed advisable in counsel’s opinion to ensure compliance with public disclosure requirements under the federal securities laws; provided, however, that the parties hereto agree that the Current Report on Form 8-K substantially as annexed hereto as Exhibit 4.6 shall be filed with the SEC by the Company no later than two (2) business days following execution of this Agreement.

4.07

Brokers. Each of the Company and the Seller on the one hand and the Purchaser on the other hand represent and warrant to the other that neither has employed any broker, finder or similar agent and no person or entity with which each has had any dealings or communications of any kind is entitled to any brokerage, finder’s or placement fee or any similar compensation in connection with this Agreement or the transaction contemplated hereby.

4.08

Expenses. Each of the parties hereto agrees to bear its own expenses in connection with the negotiation, preparation, execution and delivery of this Agreement, the other Transaction Documents and the consummation of the transaction contemplated hereby and thereby.

4.09

Further Assurances. Each of the Parties shall execute such documents or other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated in this Agreement.

4.10

No-Shop Agreement. Neither the Company nor the Seller (nor any of their respective affiliates) shall directly and/or indirectly (a)  initiate contact with, solicit or encourage any inquiries or proposals by, or (b) enter into any discussions or negotiations with, or disclose directly or indirectly any information concerning its business, prospects, and properties to, or afford any access to its properties, books and records to, any corporation, partnership, person, or other entity or group (other than Purchaser and its Affiliates, employees, representatives, and agents) regarding a sale of all or a portion of the Shares of the Seller and/or any other securities of the Company or a merger, consolidation, or sale of all or a substantial portion of the assets of the Company or any similar transaction until termination of this Agreement pursuant to Section 1.05(c) hereof.

ARTICLE V
CLOSING CONDITIONS; CLOSING DELIVERIES; POST CLOSING COVENANTS

5.01

Conditions of Purchaser’s Obligations at Closing.  The obligation of Purchaser to purchase and pay the Purchase Price for the Shares at the Closing is subject to the fulfillment as of the Closing of the following conditions, to Purchaser’s satisfaction or waiver in Purchaser’s sole and absolute discretion:

(a)

Representations, Warranties; Obligations.  The representations and warranties of the Seller and AEPP contained in this Agreement shall be true, complete and correct as of the date hereof and as of the Closing Date (both immediately prior to and immediately after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents) and the Seller and AEPP shall have duly performed and complied with all covenants and obligations required by this Agreement and the other Transaction Documents to be performed or complied with by each on or before the Closing Date.

(b)

Absence of Litigation.  No action or proceeding shall be pending or ongoing by or before any court or other governmental or administrative body or agency (i) seeking to restrain, enjoin, prohibit or invalidate any of the transactions contemplated by this Agreement and the other Transaction Documents, (ii) to deregister the Common Stock from being registered pursuant to Section 12(g) of the Exchange Act, (iii) to make the Common Stock not eligible securities under DTC or “chill”  or “freeze” the Common Stock on DTC, and/or (iv) to remove the Common Stock from being traded on the OTC-Pink Open Market.

(c)

No Changes.  No change has occurred to AEPP, its business or otherwise since September 30, 2016 that could have a Material Adverse Affect on the Shares and/or AEPP. “Material Adverse Affect” means a material adverse change in, or material adverse effect upon, the business, financial condition or operations of the Company.

(d)

Certain SEC and Other Filings. AEPP shall have filed with the SEC through and including the Closing Date, all reports required to be filed by it under SEC rules and regulations including, but not limited to; all Current Reports on Form 8-K, and the OTC-Pink Open Market.

(e)

No Indebtedness.  The Company shall have no Indebtedness, liabilities and/or other obligations.

(f)

Termination of Prior Agreements.  The Company shall not be a party to any agreement, contract or understanding of any kind or nature nor shall any of its assets or the Shares be subject to any agreement, contract or understanding other than this Agreement.

(g)

Appointment of Directors/Officers; 14f-1. Upon the execution of this Agreement, Purchaser shall designate the individuals set forth on Schedule 1.03 to be appointed at the Closing as officers and to serve as directors on the Board of Directors of the Company. Immediately prior to the Closing, if necessary to effect the Appointment (as defined below), the Company shall take any and all actions necessary in accordance with the Company’s charter and bylaws to increase the number of directors constituting the Board to such number as is necessary to effect the Appointment of Purchaser’s designees. At the Closing, the Company shall secure the resignation of each of the Seller as the sole officer and director of the Company’s Board of Directors (the “Board”), which resignation shall be effective immediately after the effectiveness of the Appointment as set forth herein effective as of the Closing and concurrently therewith, the Company shall take all actions necessary to cause each of Purchaser’s designees to be appointed officers and directors of the Company (the “Appointment”). In furtherance thereof, as soon as practicable after the execution of this Agreement, the Company shall prepare and file with the SEC the information required by Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder (the “14f-1 Information Statement”). Purchaser shall promptly supply the Company any information with respect to itself and its nominees, officers, directors and affiliates required by Section 14(f) and Rule 14f-1. If at any time following the filing of the Rule 14f-1 Information Statement with the SEC any event shall occur that should be set forth in an amendment of or a supplement to the Rule 14f-1 Information Statement, the Company shall prepare and file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable. Purchaser, Seller and the Company shall cooperate with each other in the preparation of the Rule 14f-1 Information Statement, and the Company and the Seller shall notify the Purchaser of the receipt of any comments of the SEC with respect to the Rule 14f-1 Information Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information, and promptly shall provide to the Purchaser copies of all correspondence between the Company, the Seller or any representative of the Company and the SEC with respect to the Rule 14f-1 Information Statement. The Company and the Seller shall give the Purchaser and its counsel the opportunity to review the Rule 14f-1 Information Statement and all responses to requests for additional information by, and replies to comments of, the SEC before their being filed with, or sent to, the SEC. Each of the Company, the Seller and the Purchaser shall use its best efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC. The Company shall mail the Rule 14f-1 Information Statement to its stockholders as promptly as practicable after the filing thereof with the SEC pursuant to the Exchange Act. The Appointment shall become effective at the later of (i) 10 days following the mailing of the Rule 14f-1 Information Statement to the Company’s stockholders (as required by Rule 14f-a under the Exchange Act), and (ii) the Closing.

(h)

Sellers’ and AEPP Closing Deliveries.   The Seller and AEPP shall have delivered to the Escrow Agent for release to the Purchaser all of the following documents and instruments:

(i)

this Agreement and the other Transaction Documents duly executed by Seller and AEPP, as applicable;

(ii)

(A) the Stock Certificates representing the Shares, and (B) the Stock Powers with medallion guaranties acceptable to the Transfer Agent transferring the Shares to the Purchaser;

(iii)

Exhibit C hereto includes all dated and executed agreements between AEPP and all holders of Indebtedness of AEPP (“Indebtedness Cancellation Agreements”) including, but not limited to, the Seller ($___), _____, ____ and ____, which such Persons as of the date hereof and on the Closing Date own promissory notes or similar instruments evidencing $___ aggregate principal amount of outstanding principal owed by AEPP to such Persons (the “Notes”). The name of the holder, the aggregate principal amount and certain other information relating to the Notes and other outstanding Indebtedness is set forth on Schedule 2.07. As a result of such Indebtedness Cancellation Agreements, AEPP shall have no Indebtedness and/or any other liability of any type, amount or kind outstanding;

(iv)

All original Notes cancelled by the owner thereof;

(v)

executed resignation letters from each of the officers and employees of the Company, effective as of the Closing Date;

(vi)

letter executed by Seller to the Purchaser acknowledging receipt of the $290,000 portion of the $315,000 Purchase Price for the Shares;

(vii)

[RESERVED]

(viii)

executed resolutions of the Board of Directors of AEPP appointing Purchaser’s designee(s) as the sole members of the Board of Directors of AEPP with such appointment to be effective as of the Closing Date;

(ix)

all of the original business, tax and corporate records of AEPP, including, but not limited to, all correspondence (including correspondence with FINRA (and the Form 15-C-2(11) and all correspondence with the OTC Markets, the SEC, the Transfer Agent including all legal opinions, State securities regulators, all federal, state and local taxing authorities) and all other regulatory and governmental entities) files, blue sky filings, all Form Ds filed with the SEC, bank statements, checkbooks, savings account books, minutes of all shareholder and directors meetings or written consents, financial statements, tax returns, stock transfer records, agreements and contracts including with the Transfer Agent and such other documents as the Purchaser shall reasonably request;

(x)

correspondence relating to listing of the Common Stock on any OTC Market including the OTC-Pink Open Market;

(xi)

documents and correspondence with DTC including, but not limited to, all back and forth correspondence showing the shares of Common Stock are DTC eligible securities;

(xii)

all correspondence and documents with and between AEPP and its current and prior auditors;

(xiii)

a final draft of the 2016 10-k with all required financial statements, auditor’s report and consents;

(xiv)

a Shareholders List issued by the Transfer Agent no later than 1 business day prior to the Closing showing [90,000] [NEED EXACT] shares of Common Stock issued and outstanding including 61,465,130 Shares owned by the Seller;

(xv)

EDGAR filing codes for AEPP and all of its affiliates;

(xvi)

all other books and records of AEPP, including bank statements and bank records;

(xvii)

the executed Escrow Agreement;

(xviii)

a Good Standing certificate of the Company issued by the Secretary of State of the State of Florida dated no later than 2 business days prior to the Closing Date;

(xix)

the 8-K; and

(xx)

such other documents of AEPP’s as may be reasonably required by Purchaser.

5.02

Conditions of Sellers’ and AEPP’s Obligations at Closing.  The obligation of the Seller and AEPP to enter into this Agreement and complete the Acquisition and sell the 5,450,000 Shares to the Purchaser is subject to the fulfillment as of the Closing Date of the following conditions, to Seller’s and AEPP’s satisfaction or waiver in their sole and absolute discretion:

(a)

Representations, Warranties; Obligations.  Each of the Purchaser’s representations and warranties contained in this Agreement shall be true, complete and correct at and as of the Closing Date (both immediately prior to and immediately after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents) in all material respects and the Purchaser shall have duly performed and complied with all covenants and obligations required by this Agreement or the other Transaction Documents to be performed or complied with by it on or before the Closing Date.

(b)

Absence of Litigation.  No action or proceeding shall be pending or ongoing by or before any court or other governmental or administrative body or agency seeking to restrain, enjoin, prohibit or invalidate any of the transactions contemplated by this Agreement and the other Transaction Documents.

(c)

Purchaser’s Closing Deliveries.  Purchaser shall have delivered to Seller all of the following documents and instruments:

(i)

this Agreement duly executed by the Purchaser;

(ii)

the $290,000 portion of the Purchase Price (of which $15,000 previously was paid); and

(iii)

 the executed Escrow Agreement with evidence that the $25,000 is in the Escrow Agent’s attorney escrow account.

5.03

Post Closing Covenants.

(a)

Filings with Government Agencies.  No later than the last day required by SEC rules and regulations from the Closing Date, the Purchaser shall file a Current Report on Form 8-K with the SEC, disclosing the sale of the Shares from the Seller to the Purchaser and such other items required to be disclosed pursuant to SEC rules and regulations.

(b)

Expenses. Each of the Parties hereto agrees to bear their own expenses in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transaction contemplated hereby.

(c)

2016 10-K; Name Change; Reverse Split. Immediately following the Closing, the Seller shall take all actions necessary and/or required by applicable law, rule and/or regulation including, but not limited to, those of FINRA, the OTC Markets, DTC and the SEC to (i) ensure the 2016 10-K is filed with the SEC on a timely basis, (ii) effectuate a reverse stock split of the issued and outstanding shares of Common Stock, on such ratio as determined by the Board of Directors of the Company following the Closing (the “Reverse Split”), and (iii)  to change the name of the Company to that so determined by the Company following the Closing.

ARTICLE VI
INDEMNIFICATION

6.01

Indemnification.  From and after the Closing, the Seller shall indemnify the Purchaser and the Company and each of its Affiliates, members, attorneys, officers, directors, employees, consultants and agents against all losses, damages and expenses including, but not limited to, legal fees and expenses (if and when incurred), caused by (i) any material breach of this Agreement by Seller and/or AEPP, (ii) any material misrepresentation by Seller and/or AEPP contained herein and/or on any other Transaction Document, and/or (iii) any misstatement of a material fact or omission to state a material fact required to be stated by Seller and/or AEPP herein, in any other Transaction Document and/or in any SEC Filing.

6.02

Indemnification Non-Exclusive.  The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

ARTICLE VII
MISCELLANEOUS

7.01

Captions and Headings.  The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

7.02

Amendments.  This Agreement and any provision hereof, may be waived, changed, modified, or discharged, only by an agreement in writing signed by the Party against whom enforcement of any waiver, change, modification, or discharge is sought.

7.03

Non Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

7.04

Entire Agreement.  This Agreement, including any and all exhibits and schedules hereto, if any, contain the entire Agreement and understanding between the parties hereto, and supersede all prior agreements and understandings including, but not limited to, the Letter of Intent other than the provisions in any other Transaction Document.

7.05

Partial Invalidity.   In the event that any condition, covenant, or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of the Agreement.  If such condition, covenant, or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

7.06

Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile signatures will be acceptable to all parties.

7.07

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, email or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, delivery by email to the recipient or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Seller:

Brian K. Kistler

215 North Jefferson

Ossian, IN 46777

Email: bkistler1956@gmail.com

Tel: (260) 490-9990

If to the Purchaser:

Michael Redman, Chief Executive Office and President

Oncolix, Inc.

14405 Walters Road, Suite 780

Houston, TX  77014

(281) 402-3167

MRedman@oncolixbio.com

With a copy to (which shall not constitute notice):

Lawrence Nusbaum, Esq.

Gusrae Kaplan Nusbaum PLLC

120 Wall Street

New York, NY 10005

(212) 269-1400

LNusbaum@GusraeKaplan.com

7.08

Binding Effect.     This Agreement shall inure to and be binding upon the heirs, executors, Personal representatives, successors and assigns of each of the Parties to this Agreement

7.09

Effect of Closing.   All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing of this Agreement for a period of three (3) years.

7.10

Mutual Cooperation.    The Parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transactions described herein and to enable AEPP to take future actions including, but not limited to, filing a Current Report on Form 10-K with the SEC on a timely basis.

7.11

Governing Law. This Agreement shall be governed by and construed solely and exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in Personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them Personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if Personally served upon them in New York City. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in Personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable counsel fees and disbursements.

7.12

No-Shop/No-Solicitation.  Until such time as this Agreement is terminated as set forth in Section __ hereof, neither the Company, the Seller nor any of their respective Affiliates, employees, agents and/or any other Person acting on either of their behalf shall directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any nonpublic information to, or otherwise consider the merits of any inquiries or proposals from any Person other than the Purchaser relating to any transaction involving any securities of the Company (whether issued and outstanding or not including, but not limited to, the Shares).  The Seller and the Company agree to promptly notify the Purchaser, if any of such above Persons receives an unsolicited offer for any of such transaction or obtains any information that such an offer is reasonably likely to be made, which notice shall include the identity of the prospective offeror and proposed consideration to be paid and terms of the prospective offer.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first written above.

SELLER:

  /s/:  Brian K. Kistler          Brian K. Kistler (Individually)

ADVANCED ENVIRONMENTAL PETROLEUM PRODUCTS, INC.:

By: /s/:  Brian K. Kistler

       Name: Brian K. Kistler

       Title: Interim Chief Executive Officer and Sole Director

PURCHASER:

ONCOLIX, INC.

By: /s/:  Michael T. Redman

       Name: Michael T. Redman

Title: Chief Executive Officer and President

LIST OF SCHEDULES AND EXHIBITS

A.

SCHEDULES

Schedule 1.03 Officer and Directors to be Appointed to the Company

Schedule 2.07

Indebtedness

Schedule 2.22

Current officers and directors of the Company

Schedule 2.26

Bank Accounts; Credit Cards

B.

EXHIBITS

Exhibit A

SH List (dated March __, 2017)

Exhibit B

Certificate of Incorporation, as amended (certified by the Secretary of State of the State of Florida)/By-Laws, as amended (certified by the Secretary of Company)

Exhibit C

Indebtedness Cancellation Agreements

Exhibit D

Good Standing Certificate